MULTI-MANAGER FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

MULTI-MANAGER FUNDS

SUPPLEMENT DATED OCTOBER 1, 2010 TO

PROSPECTUS DATED JULY 31, 2010

1.	The first paragraph under the section “Principal Investment Strategies” on page 11 of the Prospectus is replaced with:

In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of issuers domiciled outside the U.S. The Fund may invest in companies of any size located in a number of countries throughout the world but primarily in the world’s developed capital markets. The Fund also may invest up to 30% of its net assets in issuers domiciled in emerging markets.

2.	On page 12 of the Prospectus, the last paragraph under the “Principal Investment Strategies” section is deleted.

3.	The following is added to the “Principal Risks” section on page 12 of the Prospectus:

Emerging Markets Risk is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

4.	The paragraph under the “Management” section on page 13 of the Prospectus is replaced with:

Investment Advisers and Sub-Advisers. The Northern Trust Company of Connecticut and Northern Trust Investments, N.A., each an indirect subsidiary of Northern Trust Corporation, serve jointly as the Investment Advisers of the Multi-Manager International Equity Fund. Altrinsic Global Advisors, LLC, NFJ Investment Group, LLC, Tradewinds Global Investors, LLC, UBS Global Asset Management (Americas), Inc. and William Blair & Company, LLC each serves as a sub-adviser of the Fund.

5.	The following is added to the “Portfolio Managers” table on page 13 of the Prospectus:

	Title	Portfolio Manager of Fund since:
NFJ Investment Group, LLC
Ben Fischer, CFA	Managing Director, Portfolio Manager/Analyst	October 2010
Paul Magnuson	Managing Director, Portfolio Manager/Analyst	October 2010

	Title	Portfolio Manager of Fund since:
Thomas Oliver, CFA, CPA	Senior Vice President, Portfolio Manager/Analyst	October 2010
R. Burns McKinney, CFA	Senior Vice President, Portfolio Manager/Analyst	October 2010
L. Baxter Hines	Vice President, Portfolio Manager/Analyst	October 2010

6.	The Delaware Management Company, Inc. section in the “Portfolio Managers” table on page 17 of the Prospectus is replaced with:

	Title	Portfolio Manager of Fund since:
Delaware Management Company, Inc.
D. Tysen Nutt, Jr.	Senior Vice President and Senior Portfolio Manager	October 2007
Anthony A. Lombardi	Vice President and Senior Portfolio Manager	October 2007
Robert A. Vogel, Jr.	Vice President and Senior Portfolio Manager	October 2007
Nikhil G. Lalvani	Vice President and Portfolio Manager	October 2007
Kristen E. Bartholdson	Portfolio Manager	October 2007

7.	The first paragraph under the “Investment Sub-Advisers” section on page 32 of the Prospectus is replaced with:

The Funds have received an exemptive order from the SEC that permits the Investment Advisers to engage or terminate a Sub-Adviser, and to enter into and materially amend an existing Sub-Advisory Agreement, upon the approval of the Board of Trustees, without obtaining shareholder approval. The Sub-Advisers will provide investment advisory services to the Funds except for cash management services for each of the Funds, which will be provided by the Investment Advisers. The Investment Advisers will select Sub-Advisers based upon the Sub-Adviser’s skills in managing assets pursuant to particular investment styles and strategies. The Investment Advisers will monitor existing Sub-Advisers based on their investment styles, strategies, and results in managing assets for specific asset classes. Each Sub-Adviser will have discretion to select portfolio securities for its portion of a Fund, but must select those securities according to the Fund’s investment objectives and restrictions.

NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

PROSPECTUS SUPPLEMENT

8.	The following is added to the “Fund Management – Multi-Manager International Equity Fund” section on page 36 of the Prospectus:

NFJ Investment Group, LLC (“NFJ”). NFJ has managed a portion of the Fund since October 1, 2010. NFJ is located at 2100 Ross Avenue, Suite 700, Dallas, TX 75201 and is a successor to NFJ Investment Group, Inc., which commenced operations in 1989. NFJ is an indirect subsidiary of Allianz Global Investors of America LP and Allianz SE. As of June 30, 2010, NFJ had assets under management of approximately $28.9 billion. A team of Portfolio Managers is responsible for the day-to-day management of the portion of the Fund sub-advised by NFJ. The team is led by Ben Fischer, CFA, and also consists of Paul Magnuson, Thomas Oliver, CFA, CPA, R. Burns McKinney, CFA, and L. Baxter Hines. Mr. Fischer is a Managing Director and Portfolio Manager/Analyst has been with NFJ since 1989. Mr. Magnuson is a Managing Director and Portfolio Manager/Analyst and has been with NFJ since 1992. Mr. Oliver is a Senior Vice President and Portfolio Manager/Analyst and has been with NFJ since 2005. Mr. McKinney is a Senior Vice President and Portfolio Manager/Analyst and has been with NFJ since 2006. Prior to joining NFJ, Mr. McKinney was an equity analyst covering the energy sector for Evergreen Investments in Boston, MA. Mr. Hines is a Vice President, Portfolio Manager, and Lead Analyst for the team and has been with NFJ since 2008. Prior to joining NFJ, Mr. Hines attended the University of Texas where he completed an MBA. Before attending business school, Mr. Hines worked as a market data specialist for Reuters. NFJ believes portfolios consisting of low price to earnings, dividend-paying stocks will outperform over time. NFJ’s process attempts to successfully identify out-of-favor companies with strong underlying fundamentals. NFJ believes that strict adherence to this process should result in consistent performance over time.

9.	The first paragraph under the “FUND MANAGEMENT – Multi-Manager Large Cap Fund” section on page 37 of the Prospectus is replaced with:

Delaware Management Company, Inc. (“Delaware Investments”). Delaware Investments has managed a portion of the Fund since October 2007. Delaware Investments traces its origin to an investment counseling service that was founded in 1929. Delaware Investments is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc., a Delaware corporation located at 2005 Market Street, One Commerce Square, Philadelphia, PA 19103-7094. Delaware Management Holdings, Inc. is a wholly owned subsidiary of Macquarie Group Limited. As of June 30, 2010, Delaware Investments had assets under management of approximately $135.6 billion. A team is primarily responsible for the management of the portion of the Fund sub-advised by Delaware Investments. The members of the team are D. Tysen Nutt, Jr., who serves as team leader, Anthony A. Lombardi, Robert A. Vogel, Jr., Nikhil G. Lalvani and Kristen E. Bartholdson. D. Tysen Nutt, Jr. joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Anthony A. Lombardi is a vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Mr. Lombardi joined the firm in 2004. Robert A. Vogel, Jr. joined Delaware Investments in 2004 as a vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Nikhil G. Lalvani is a vice president and portfolio manager with the firm’s Large-Cap Value Focus team. At Delaware Investments, Mr. Lalvani has served as both a fundamental and quantitative analyst. Mr. Lalvani joined the firm in 1997 as an account analyst. Kristen E. Bartholdson is a portfolio manager with the firm’s Large-Cap Value Focus team. Prior to joining the firm in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. Delaware Investments typically seeks to select securities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including earnings, cash flow potential and asset value of the respective issuers. Delaware Investments will also consider a company’s plans for future operations on a selective basis.

10.	The fourth paragraph under the sub-heading “Additional Information on Investment Objectives, Principal Investment Strategies and Related Risks – Foreign Investments –Investment Strategy” on page 59 of the Prospectus is replaced with the following:

The Multi-Manager International Equity Fund may invest more than 25% of its net assets in the securities of issuers located in a single foreign country having securities markets that are highly developed, liquid and subject to extensive regulation. Such countries may include, but are not limited to, Japan, the United Kingdom, France, Germany and Switzerland. The Fund may invest up to 30% of its net assets in emerging markets.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	MMF SPT 10/10

NORTHERN FUNDS PROSPECTUS